Exhibit 99.2

DEBTOR:	Adfitech, Inc.	CASE NUMBER:	09-17788-DK

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE [a]

For Period Ended October 31, 2009

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)
☒	☐	2. Balance Sheet (Form 2-C)
☒	☐	3. Profit and Loss Statement (Form 2-D)
☒	☐	4. Supporting Schedules (Form 2-E)
☒	☐	5. Disbursements Summary (Form 2-F)
☒	☐	6. Narrative (Form 2-G)
☒	☐	7. Bank Statements for All Bank Accounts
☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	X
2. Were any assets (other than inventory) sold this month?		X
3. Were all employees timely paid this month?	X
4. Are all insurance policies and operating licenses current and in effect?	X
5. Did you open any new bank accounts this month?		X
6. Did you deposit all receipts into your DIP account this month?	X
7. Have all taxes been timely paid (payroll, sales, etc.)?	X
8. Are you current on U.S. Trustee quarterly fees payments?	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on:	11/20/09	Print Name:	Samuel E. Meek

		Signature:	/s/ Samuel E. Meek

		Title:	President

[a] See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: October 2009

CASH FLOW SUMMARY

	Current Month		Accumulated

1. Beginning Cash Balance	$10,036,624	(1)	$7,985,024	(1)

2. Cash Receipts
Operations	3,657,938		18,798,613
Sale of Assets	0		0
Loans/advances	0		0

Total Cash Receipts	3,657,938		$18,798,613

3. Cash Disbursements
Operations	2,878,056		14,969,595
Debt Service/Secured loan payment	0		0
Professional fees/U.S. Trustee fees	0		997,536
Other	0		0

Total Cash Disbursements	$2,878,056		$15,967,131

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	779,881		2,831,481

5 Ending Cash Balance (to Form 2-C)	$10,816,505	(2)	$10,816,505	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks [2]	Book Balance

Petty Cash		$22.80	$—	$—	$22.80
Operating/xxx4580	Bank of Oklahoma	40,011.83	—	(667,761.35)	(627,749.52)
					—
Eurosweep/xxx1953	Bank of Oklahoma	11,386,723.10	—	—	11,386,723.10
					—
					—
Payroll/xx4591	Bank of Oklahoma	0.00	0.00	(7,672.69)	(7,672.69)
					—
Employee Benefit/xxx6216 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
					—
Flex Spending/xxx7672 [1]	Bank of Oklahoma	0.00	0.00	0.00	—
					—
Utility Deposit/xxx9938	Bank of Oklahoma	65,181.31	0.00	0.00	65,181.31

TOTAL		$11,491,939.04	$—	$(675,434.04)	$10,816,505.00 (2)

(must agree with Ending Cash Balance above)

[1]

These employee benefit accounts are maintained by a third-party administrator (“TPA”). Adfitech does not receive statements for these accounts. Adfitech funds these accounts based upon employee contributions or upon demand for payment by the TPA. All funds deposited to these accounts are restricted and are not available to Adfitech for operations.

[2]	Includes book/bank reconciling items.
(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     October 1, 2009     to     October 31, 2009

CASH DISBURSEMENTS DETAIL	Account No:

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$2,878,056.34
See attached schedule

Total Cash Disbursements				$2,878,056.34	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-C

COMPARATIVE BALANCE SHEET

(Accrual Basis)

	October 31, 2009	Petition Date April 30, 2009
Assets
Current Assets
Cash
Petty Cash	$23 #	22
Bank of Oklahoma Eurosweep Account	10,755,209	7,984,114
Bank of Oklahoma Operating Account	—	889
Bank of Oklahoma Flex Spending Account [1]	—	—
Bank of Oklahoma Employee Benefits Account [1]	—	—
Bank of Oklahoma Payroll Account	—	—
Bank of Oklahoma Utility Deposit Account	65,181	—

Total Cash	10,820,413	7,985,024

Accounts Receivable - Sales
Pre-petition: Due from Related Entities	—	37,500
Pre-petition: Other Receivables	70,868	2,996,545
Post-petition: Due from Related Entities	—	—
Post-petition: Other Receivables	3,158,126	—

Total Current Post-Petition Accounts Receivable	3,228,994	3,034,045

Employee Receivables	(105)	—

Prepaid Expenses	232,594	280,205

Total Current Assets	14,281,896	11,299,274

Other Assets
Land	2,017,000	2,017,000
Building (net of depreciation)	4,555,414	4,595,029
Furniture and Fixtures (net of depreciation)	112,090	155,571
Computer Hardware (net of depreciation)	674,080	788,156
Software (net of depreciation)	14,882	18,757

Total Fixed Assets Net of Depreciation	7,373,468	7,574,514

Goodwill	9,152,249	9,152,249

Total Other Assets	16,525,717	16,726,763

Total Assets	$30,807,613	28,026,037

Liabilities and Stockholder’s Equity

Liabilities Not Subject to Compromise
Current Post-Petition Accounts Payable
Due to Related Entities	$—	—
Post-Petition Accrued Payroll and Payroll Tax Expense	777,999	—
Interperiod over/under funding of benefit account	(884)	—
Post-Petition Accrued Property Taxes	50,070	—
Accrued Expenses (non-salary related)	27,914	—
Accrued State Income Tax (2009)	75,000	—
Accrued Professional Fees	—	—
Post-Petition Trade Payable	232,442	—

Total Current Post-Petition Accounts Payable	1,162,540	—

Total Liabilities Not Subject to Compromise	1,162,540	—

Liabilities Subject to Compromise [2]
Secured Creditor Claims	—	—
Unsecured Priority Claims	33,380	790,798
General Unsecured Claims - Pass-through Expenses	2,975	233,158
General Unsecured Claims - Non-pass-through Trade Claims	7,064	20,137
General Unsecured Claims - Guarantee	1,638,788,430	1,638,788,430

Total Liabilities Subject to Compromise	1,638,831,850	1,639,832,523

Total Liabilities	1,639,994,390	1,639,832,523

Stockholder’s Equity
Stockholder’s Equity	19,955,550	19,955,550
Retained Earnings - Pre-petition	(1,630,761,513)	(1,631,762,036)
Retained Earnings - Post-petition	1,619,186	—

Total Stockholder’s Equity	(1,609,186,777)	(1,611,806,486)

Total Liabilities and Stockholder’s Equity	$30,807,613	$28,026,037

Notes:

[1]	Restricted Cash
[2]	Petition date claim balance based on Scheduled Claims

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: October 2009

(Accrual Basis)

	Sep 2009	Oct 2009	Petition To Date

Operating Revenue
Quality Control	$2,534,997	$2,432,296	$14,273,713
Professional fees	0	6,252	5,470
Post Closing Services	229,413	267,984	1,326,833
Pre-Funding	1,680	1,600	17,160
Imaging	0	0	0
Physical Storage Fees	0	0	0
TMHL Underwriting	0	0	0
Occupancy Verification Fee	450	325	725
Document Retrieval	23,485	21,510	147,040
Interest Income	4,152	4,297	24,655
Late Charges	228	141	1,363
Quality Jobs/TIPs Income	31,975	31,713	198,454
Miscellaneous Income	0	0	2,279

Total Operating Revenue	2,826,379	2,766,118	15,997,692

Expenses
Salaries	1,237,467	1,246,763	7,281,034
Salaries - Additional Files & O/T	183,172	190,196	1,111,575
Benefits - 401K Matching	23,264	29,460	153,593
Employee Appreciation & Development	4,656	5,818	21,014
Employee Banquet	2,400	2,400	14,400
Contract Labor	1,440	2,440	11,720
Employee Recruitment Expense	2,914	1,437	13,832
Payroll Taxes	104,415	104,017	570,717
Payroll Processing Fee	1,912	2,134	11,728
Employee Health Insurance	260,200	201,366	1,370,051
Legal & Professional Fees (Ordinary Course)	10,219	1,775	26,358
Office Supplies	17,770	23,915	123,437
Copier Supplies	836	870	3,523
Software Expense	504	4,404	5,069
Telephone Expense	19,771	25,184	107,268
Printing	1,584	1,428	12,071
Postage	15,258	14,200	83,623
Shipping	23,933	25,524	149,181
Strategic Partners Expense	2,830	2,785	9,195
Insurance Expense	5,425	5,425	32,103
QC Appraisals	141,099	365,005	1,183,737
QC Appraisals (Contra)	(147,805)	(327,059)	(1,148,746)
QC Reverifications	(74,178)	32,090	(33,886)
QC Reverifications (Contra)	0	0	0
In-File Credit Reports	0	5,679	49,173
Mtg. Credit Reports	175,034	87,040	564,541
Mtg. Credit Reports (Contra)	(99,880)	(158,901)	(564,100)
Outsourced External Data	24,702	18,724	132,184
Property Value Requests	0	0	0
External Collateral Reviews	(595)	0	(9,340)
Filing Fees	0	0	(20)
High Cost Check	1,047	(2,796)	(19,571)
Depreciation	44,352	44,541	266,146
Fares and Lodging	2,302	3,771	16,148
Meals - Travel	0	225	281
Auto Expense Reimbursement	36	222	389
Conference Expense	7,201	7,769	23,998
Entertainment	56	0	4,755
Meals & Entertainment	0	0	0
Advertising	6,696	6,730	43,599
Contributions	0	0	250
Business Promotion	500	150	663

CASE NAME: Adfitech, Inc.	CASE NUMBER: 09-17788-DK

Form 2-D

PROFIT AND LOSS STATEMENT

For the Period: October 2009

(Accrual Basis)

	Sep 2009	Oct 2009	Petition To Date
Lease-Co Location - AT&T	5,627	5,627	33,762
Physical Storage Fees	528	528	2,750
Document Recycling	6,427	7,141	41,570
Equipment Expense	27,346	20,719	135,675
Hardware & Software Maintenance	15,799	10,840	78,189
Processing & Administration Fees	917	0	1,847
Dues & Subscriptions	0	120	2,292
Miscellaneous Taxes	1,280	1,280	11,030
Miscellaneous Expense	0	0	0
Bank Account Fees	1,230	1,292	8,166
Bad Debt Expense	56,998	5,748	64,673
Buildings - Taxes & Insurance	8,351	8,351	50,050
Building - Maintenance & Supplies	9,278	14,993	83,342
Building - Utilities	18,658	17,091	106,001

Total Expenses Before Taxes	2,152,976	2,068,459	12,241,043

Net Income (Loss) Before Taxes	673,404	697,659	3,756,649

State Income Tax Expense	12,500	12,500	75,000
Reorganization Expenses	438,605	421,191	1,420,646

Net Income (Loss)	$222,299	$263,968	$2,261,003

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period:     October 1, 2009     to     October 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld:
Federal	$0	$115,807	$115,807	various	wire	$0
State	0	43,546	43,546	various	wire	0

FICA Tax Withheld	0	92,684	92,684	various	wire	0

Employer’s FICA Tax	0	92,684	92,684	various	wire	0

Unemployment Tax
Federal	0	518	518	various	wire	0
State	0	3,247	3,247	various	wire	0

Accrued Payroll Taxes [1]	42,035	7,567	0			49,602

Sales, Use & Excise Taxes	0	0	0			0

Property Taxes	41,725	8,345	0			50,070

Accrued Income Tax:
Federal	0	0	0			0
State	62,500	12,500	0			75,000
Other:	0	0	0			0

TOTALS	$146,260	$376,899	$348,487			$174,672

[1]

Debtor does not breakdown accrued payroll taxes for payroll due through month-end between that due for federal and state taxing authorities. This accrual is presented as a single number for the purposes of this report.

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through

Workers’ Compensation	The Hartford	$500,000	1/1/10	1/1/10

General Liability	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Property (Fire, Theft)	The Hartford	$2 Mil/$4 Mil	6/1/10	6/1/10

Vehicle	N/A

Other (list):

Employee Dishonesty	Travelers	$200,000	4/8/11	4/8/10

Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-E

SUPPORTING SCHEDULES

For Period: October 1, 2009 to October 31, 2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable	Post Petition Accounts Payable

Under 30 days	$2,783,658	$
30 to 60 days	301,055		0
61 to 90 days	19,746		0
91 to 120 days	39,840		0
Over 120 days	13,828		0

Total Post Petition	3,158,126

Pre Petition Amounts	70,868

Total Accounts Receivable	$3,228,994

Less: Bad Debt Reserve	0

Net Accounts Receivable (to Form 2-C)	$3,228,994

	Total Post Petition Accounts Payable		$0

*	Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS [1]

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month		Date of Court Approval	Month-end Balance Due *

Venable LLP	$0	$0	$148,026	[2]	5/22/09	$0
Orrick Herrington, et al	0	0	19,057	[2]	5/4/09	0
Quinn Emmanual	0	0	109,776	[2]	5/20/09	0
Houlihan Lokey	0	0	0		6/5/09	0
Protiviti Inc.	0	0	67,911	[2]	51/09	0
JH Cohn	0	0	57,567	[2]	6/12/09	0
Tydings & Rosenberg	0	0	8,454	[2]	6/12/09	0
U.S. Trustee	0	0	10,400			0
Other:	0	0	0			0

Total	$0	$0	$421,191			$$0

[1]

Until November 2, 2009, Adfitech was one of a group of debtors administratively consolidated under Case No. 09-17787-DK. The professionals working for the consolidated debtors incurred time on behalf of both Adfitech and the other debtors. Time for these professionals has not yet been allocated between the estates for all periods. Where this allocation has been done, the fees specific to Adfitech will be presented here. For all other fees, please refer to the monthly operating report filed for the other debtors.

[2]

A portion of the professional fees charged to the then administratively consolidated debtors and paid by TMST, Inc. (“TMST”), a related debtor, for the periods July and August were allocated to Adfitech during this reporting period. During the reporting period, Adfitech paid a total of $410,791.00 to TMST to reimburse for these allocated fees.

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount

Officers	various	Salary/Commission	$71,827
Officers	various	Bonus	30,126
Officers	various	401K Contribution	3,732
Officers	various	Expense Reimbursement	9,768

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 4/2008

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: October 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

October 2009	$2,878,056
November 2009	0
December 2009	0

Quarterly Total	$2,878,056

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Adfitech, Inc ..	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: October 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT,

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtor reserves all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtor or its estate referred to herein. The Debtor reserves the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtor’s estate regardless of whether such claim or cause of action is identified herein. Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtor prepared this Monthly Operating Report with the assistance of its financial advisor, Protiviti Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtor.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtor’s Monthly Operating Report and should be referred to and considered in connection with any review of the report.

NARRATIVE

ADFITECH, Inc. (“Adfitech”) continues to operate as a going concern. Adfitech is an independently-operated, wholly-owned subsidiary of TMST Home Loans, Inc., formerly known as Thornburg Mortgage Home Loans, Inc. (“TMHL”), and provides mortgage-related auditing and quality control consulting services to financial institutions. Adfitech is self-funded, has its own separate workforce and bank accounts, and operates independently from the TMST Debtors including TMST, Inc., formerly known as Thornburg Mortgage, Inc. (“TMST”), and TMHL at offices located in Edmond, Oklahoma on unencumbered real estate owned by Adfitech.

On September 16, 2009, the United States Trustee filed a Motion for an Order Directing the Appointment of a Chapter 11 Trustee or, in the Alternative, an Examiner [TMST Docket No. 362]. On September 21, 2009, the Court held a status conference and scheduled a hearing on the United States Trustee’s motion for October 7, 2009. The hearing commenced on October 7, 2009 and was continued to October 20, 21, and 23, 2009. As a result of the hearing, a Chapter 11 Trustee was appointed for TMST, TMHL, TMST Acquisition Subsidiary, LLC and TMST Hedging Strategies, Inc. (collectively the “TMST Debtors”), and the United States Trustee withdrew his motion for appointment of a Chapter 11 Trustee for Adfitech.

The events related to the United States Trustee’s motion are described in the separate monthly operating report for September 2009 filed by TMST and the other TMST Debtors in Case No. 09-17787 (DWK). Adfitech and its officers and employees were not involved in those events and Adfitech continues to act as a debtor-in-possession in this case.

On November 2, 2009, the Court entered an Order Severing Joint Administration with Respect to the Adfitech Chapter 11 Case. As a result, the Adfitech Chapter 11 case is no longer jointly administered with the cases of the TMST Debtors.

DEBTOR:	Adfitech, Inc.	CASE NO:	09-17788-DK

Form 2-G

NARRATIVE

For the Month Ended: 10/31/2009

NARRATIVE

Adfitech, the Official Committee of Unsecured Creditors (the “Creditors’ Committee”), and their respective advisors continue to work together in a collaborative manner. The parties’ respective advisors were in frequent contact during the month and made progress in addressing the information requests of the Creditors’ Committee with respect to Adfitech, its projections and its proposed plan of reorganization.

Effective September 15, 2009, Larry Goldstone and Clarence G. Simmons, III resigned as directors of Adfitech. On October 6, 2009, Anne-Drue M. Anderson was elected as a director of Adfitech. Thomas G. Apel, the Chairman and Chief Executive Officer of Adfitech, resigned as an officer and director effective October 13, 2009. At a meeting of the Adfitech Board of Directors held on October 12, 2009, the current President of Adfitech, Samuel E. Meek, was elected as a director and Ms. Anderson was selected as Chairman of the Board. Ms. Anderson resigned as a director effective October 27, 2009. Adfitech engaged in discussions with Mr. Apel about his continuing to assist Adfitech by serving as a consultant on an hourly basis, and on November 6, 2009, filed a motion for approval of a consulting agreement pursuant to which Mr. Apel would provide consulting services to Adfitech.

On August 25, 2009, Adfitech and the TMST Debtors filed a motion to extend the exclusive periods during which they may file a Chapter 11 plan or plans and solicit acceptances thereof. On September 14, 2009, the Court entered an Order extending the exclusive periods to October 28, 2009 and December 27, 2009, respectively.

As previously reported, the Debtors at the request of the Creditors’ Committee decided to stop the sale process for Adfitech and to work with the Creditors’ Committee to formulate a Chapter 11 plan of reorganization for Adfitech. On October 16, 2009, Adfitech successfully concluded its discussions with the Creditors’ Committee and filed its Chapter 11 Plan of Reorganization [Adfitech Docket No. 21]. An Amended Chapter 11 Plan of Reorganization and Proposed Disclosure Statement were filed on November 16, 2009 [Adfitech Docket Nos. 36 and 37]. The court has scheduled a hearing on approval of Adfitech’s Proposed Disclosure Statement on January 7, 2010.

During the month of October, Adfitech filed its monthly operating report for the period September 1 through September 30, 2009.

As disclosed in the September Monthly Operating Report, the quarterly fees owed to the United States Trustee for the quarter ending September 30, 2009 were paid on or about October 13, 2009.

2009 October Disbursements Adfitech (Form 2B)

A BLOOM ABOVE THE REST	52.05
ACENITEC	150.00
Adfitech Payroll	885,827.29
ADP	2,287.79
ADP Tax	348,486.54
ADP Tx	64,986.22
AFLAC	5,938.25
ALLSTATE APPRAISAL	750.00
AMERICAN HERITAGE LIFE INSURANCE CO.	218.72
AMERITECH OUTDOOR CREATIONS, LLC	1,500.00
AT&T	212.90
AT&T - IL	3,036.65
AT&T - NEWARK	5,627.00
AT&T BUSINESS SERVICES	210.73
AT&T MOBILITY (CINGULAR)	573.20
AVAYA, INC.	2,873.64
BAKBONE SOFTWARE	386.70
Bank of Oklahoma Anlaysis	1,292.42
BEN E. KEITH	75.15
BETTY CAGLE	525.00
BILL LEWIS APPRAISAL COMPANY	875.00
BILLING SOLUTIONS, INC.	4,901.65
BRC, LTD.	209.00
BUSINESS IMAGING SYSTEMS, INC.	585.99
CENTRAL UNITED LIFE INS.	162.61
CHRIS WEBER	24.20
CHRISTINE MARIE SCHWARTZ	2,440.00
CITY OF EDMOND	16,936.26
CLEAR CAPITAL	119,440.00
CLEARINGHOUSE, ATLAS# 000405390800	105.50
COLLATERAL RISK SOLUTIONS, INC.	170.00
COLLIN DOUGLAS	172.38
COMFORT, INC.	2,411.20
COOK, PRAY, REXROTH & ASSOC.	450.00
CORPORATE PROMOTIONS	3,500.65
COX COMMUNICATIONS	12,196.82
DANA STEVENS	1,753.38

Friday, November 20, 2009	Page 1 of 4

DAVID PARMER	1,630.79
DEBORAH MAPLE	248.30
DISCOVER BANK	191.92
DOANE HARRINGTON	10.32
Employee Benefit Accounts	238,472.95
Employees	94,411.82
FARMER BROTHERS COFFEE	3,583.28
FIELD VERIFICATION ASSOCIATES	121,067.00
FIRECO	341.97
FIRST AMERICAN CREDCO	79,048.00
FLAIR DATA SYSTEMS	5,249.00
FORT DEARBORN LIFE INSURANCE CO.	2,022.12
GABINO’S LAWN & LANDSCAPE	2,370.00
GREAT PLAINS COCA COLA BOTTLING CO.	460.00
HEDGPATH APPRAISAL COMPANY	350.00
HELTON APPRAISAL SERVICE	300.00
JAY SKINNER	8.55
JOEL C. HALL	0.00
JOHN BAXTER	47.28
JOHN J. ROSENHAMER	1,244.99
JOHNSON APPRAISAL SERVICE	1,050.00
L V SYSTEMS	349.59
LANDAMERICA LENDER SERVICES/ONE STOP	50,250.00
LENDERS ONE	2,785.00
LENDING FORMS	1,100.67
LEXIS-NEXIS	135.55
LIGHTING, INC.	384.99
LINCOLN COUNTY APPRAISALS	150.00
LOVE, BEAL, & NIXON P.C.	916.22
MAVENT INC.	590.40
METLIFE SMALL BUSINESS CENTER	11,245.72
MIDCON DATA SERVICES, INC.	528.00
MINUTEMAN PRESS	1,427.58
MISC FEES PAYEE	27,199.50
MONSTER, INC.	305.00
NAPMW	320.00
NATIONAL REAL ESTATE INFORMATION SERVICE	66,955.00
NSTN	2,030.00
NVMS	50.00
OFFICE DEPOT, INC.	43.08
OFFICE OF THE ATTORNEY GENERAL	277.84

Friday, November 20, 2009	Page 2 of 4

OFFICEMAX CONTRACT, INC.	15,830.94
OKLAHOMA DEPARTMENT OF HUMAN SERVICES	504.78
OKLAHOMA DUSTERS, INC.	6,086.10
OKLAHOMA NATURAL GAS	154.47
OKLAHOMA TAX COMMISSION	1,721.96
PACER SERVICE CENTER	7,024.80
PHILADELPHIA AMERICAN LIFE INSURANCE CO.	22.50
PIONEER CREDIT RECOVERY, INC.	180.54
Postalia	10,000.00
POSTMASTER	5,000.00
PRESORT FIRST CLASS, INC.	884.90
RACO INDUSTRIES	1,726.12
ROBIN WILLIAMS	157.46
ROSA RESENDE	1,050.00
SAFEGUARD PROPERTIES, INC.	675.00
SAINTS OCCUPATIONAL HEALTH NETWORK	900.00
SAM’S CLUB	1,864.44
SAMUEL E. MEEK	3,405.37
SECONDARY MARKETING EXECUTIVE	5,104.25
SHARON MCKINNON	158.74
SHRED-IT OKLAHOMA CITY	7,141.00
SOFTEK SOFTWARE	2,999.00
SPRINT	6,859.21
STANDLEY SYSTEMS	870.13
STEPHEN E. MEYER INC.	525.00
SUN LIFE & HEALTH INSURANCE CO.	9,144.83
SUZANNE K. BLOYED REAL ESTATE APPRAISALS	525.00
T E ALLEN APPRAISALS	700.00
TALX - THE WORK NUMBER	34,890.50
TG’S LASER SUPPLY & SUPPORT LTD. CO.	12,452.03
THE BRADY GROUP	3,325.00
THOMAS G. APEL	4,869.38
THOMPSON WEST	18,588.38
TMST, INC	410,791.00
TOM GORMAN	23,000.00
UNITED PARCEL SERVICE	25,417.35
UNIVERSAL CREDIT SERVICES	13,902.40
US TRUSTEE	10,400.00
VISION SERVICE PLAN OF OKLAHOMA	2,910.99
WILSEY MEYER EATMON TATE PLLC	4,261.50
ZEA COMPANY, INC	200.00

Friday, November 20, 2009	Page 3 of 4

ZEE MEDICAL SERVICE CO.	198.30
ZONES, INC.	11,135.65
Grand Total	$2,878,056.34

Friday, November 20, 2009	Page 4 of 4